UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   January 28, 2004 (January 28, 2004)

Conexant Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California   92660-3095
(Address of principal executive offices) (Zip code)

(949) 483-4600
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.   Results of Operations and Financial Condition.

Registrant’s press release dated January 28, 2004, announcing its financial results for the quarter ended January 2, 2004 is furnished herewith as Exhibit 99 and is incorporated herein by reference.

2

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
By	/s/ Dennis E. O'Reilly

Dennis E. O'Reilly Senior Vice President, General Counsel and Secretary

Date: January 28, 2004 3 EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Registrant dated January 28, 2004.

4